Exhibit (e)(7)

FORM OF AMENDMENT TO DISTRIBUTION SERVICES AGREEMENT

AMENDMENT made as of [_________], 2024 , to the Distribution Services Agreement (the “Agreement”) made as of November 13, 2019 between AB CAP FUND, INC., a Maryland corporation (the “Fund”), and ALLIANCEBERNSTEIN INVESTMENTS, INC., a Delaware corporation (the “Underwriter”). Capitalized terms not defined herein have the meaning set forth in the Agreement.

WITNESSETH

WHEREAS, the Fund and the Underwriter are parties to the Agreement;

WHEREAS, the Fund and the Underwriter wish to amend the Agreement in the manner set forth herein;

NOW, THEREFORE, the parties agree to amend the Agreement as follows:

1. Appendix A, Section A.1. of the Agreement is amended by deleting it in its entirety and replacing it with the following:

APPENDIX A

SECTION A.1. Distribution Services Fees

AB Small Cap Growth Portfolio	•	0.30% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	0.50% of the aggregate average daily net assets of the Portfolio attributable to the Class R shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class K shares

AB Emerging Markets Multi-Asset Portfolio	•	0.30% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	0.50% of the aggregate average daily net assets of the Portfolio attributable to the Class R shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class K shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class 1 shares

1

AB Select US Equity Portfolio	•	0.30% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	0.50% of the aggregate average daily net assets of the Portfolio attributable to the Class R shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class K shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class 1 shares

AB Select US Long/Short Portfolio	•	0.30% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	0.50% of the aggregate average daily net assets of the Portfolio attributable to the Class R shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class K shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class 1 shares

AB Concentrated Growth Fund	•	0.30% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	0.50% of the aggregate average daily net assets of the Portfolio attributable to the Class R shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class K shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class 1 shares

AB Global Core Equity Portfolio	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	0.50% of the aggregate average daily net assets of the Portfolio attributable to the Class R shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class K shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class 1 shares

2

AB Small Cap Value Portfolio	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	0.50% of the aggregate average daily net assets of the Portfolio attributable to the Class R shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class K shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class 1 shares

AB Concentrated International Growth Portfolio	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	0.50% of the aggregate average daily net assets of the Portfolio attributable to the Class R shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class K shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class 1 shares

AB International Low Volatility Equity Portfolio	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	0.50% of the aggregate average daily net assets of the Portfolio attributable to the Class R shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class K shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class 1 shares

AB Sustainable US Thematic Portfolio	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	0.50% of the aggregate average daily net assets of the Portfolio attributable to the Class R shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class K shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class 1 shares

3

AB All China Equity Portfolio	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	0.50% of the aggregate average daily net assets of the Portfolio attributable to the Class R shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class K shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class 1 shares

AB Mid Cap Value Portfolio	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	0.50% of the aggregate average daily net assets of the Portfolio attributable to the Class R shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class K shares
	•	0.25% of the aggregate average daily net assets of the Portfolio attributable to the Class 1 shares

4

IN WITNESS WHEREOF, the parties have executed this Amendment to the Agreement as of the date first set forth above.

AB CAP FUND, INC.

By: Linda Y. Kim
Title: Assistant Secretary

ALLIANCEBERNSTEIN INVESTMENTS, INC.

By: Stephen J. Laffey
Title: Assistant Vice President

Accepted as of the date written above
ALLIANCEBERNSTEIN L.P.

By:
Name: Nancy E. Hay
Title: Assistant Secretary

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